Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO RULE 13a-14(a)
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles K. Dargan, II, certify that:

(1)         I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of BioLargo, Inc.; and

(2)         Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Charles K. Dargan, II

Charles K. Dargan, II

Chief Financial Officer
BioLargo Inc.
Date: April 30, 2026